Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
March 31, 1999



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.2327%



        Excess Protection Level
          3 Month Average   6.06%
          March, 1999   6.65%
          February, 1999   5.99%
          January, 1999   5.55%


        Cash Yield                                  19.18%


        Investor Charge Offs                         5.12%


        Base Rate                                    7.41%


        Over 35 Day Delinquency                      4.94%


        Seller's Interest                            6.34%


        Total Payment Rate                          14.77%


        Total Principal Balance                     $ 40,628,355,078.94


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 2,576,435,560.45